UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2021

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

1451 Route 34, Suite 303
Farmingdale, NJ 07727
(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 8.01.	Other Information.

On August 25, 2021, Cherry Hill Mortgage Investment Corporation (the “Company”) entered into separate amendments (the “Amendments”) to the At Market Issuance Sales Agreements, each dated August 31, 2018 (the “Sales Agreements”), between the Company and each of JMP Securities LLC and B. Riley Securities, Inc. (the “Sales Agents”).  Under the Sales Agreements, the Company may issue and sell up to an aggregate of $50.0 million in shares of its common stock from time to time through the Sales Agents. Prior to the date of this Current Report on Form 8-K, the Company issued and sold an aggregate of approximately $19.6 million in shares of its common stock through the Sales Agents. These shares were offered and sold pursuant to a prospectus supplement, dated August 31, 2018, and a base prospectus, dated December 4, 2017 (the ‘‘Prior ATM Prospectus’’).

The Amendments amend the Sales Agreements to provide that the shares of common stock issuable from time to time pursuant to the Sales Agreement will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-251078), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 6, 2021.

In connection with the entry into the Amendments, the Company filed a new prospectus supplement, dated August 25, 2021, to the prospectus, dated August 6, 2021, with the SEC.  The new prospectus supplement relates to the offer and sale from time to time of up to $30.4 million in shares of the Company’s common stock through the Sales Agents.

In connection with the Company’s entry into the Amendments and the filing of the new prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
5.1	Opinion of Venable LLP, Maryland counsel to the Company.
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Michael Hutchby
Name: Michael Hutchby
Title: Chief Financial Officer
Date: August 26, 2021